GLIMCHER

Investor Presentation

November 2010

Safe Harbor Statement

Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Simple Strategy - ***Focus on Quality***

Quality

(people, assets, balance sheet)

Performance

(consistent and reliable results)

Enhanced Liquidity and Balance Sheet

- **Executed on a successful $115 million common equity raise in September 2009**
- **Extended and modified our credit facility providing term through December of 2012**
- **Sold a 60% interest in Lloyd and WestShore generating $60 million of net proceeds**
- **Completed the refinancing of all 2010 debt maturities**
- **Executed a $75 million preferred equity raise in April 2010**
- **Executed a $100 million common offering in July 2010**

Over $350 million of capital raised to reduce LOC Borrowings

Shifting to Offense

- **Pearlridge Center - Honolulu, Hawaii**
  - JV Formed to Acquire the Property – Blackstone (80%) / Glimcher (20%)
  - $175 million non-recourse loan, five year term, 4.6% interest rate
  - Purchased on November 1, 2010 for $245 million
  - Glimcher manages and leases the Center
  - Between $0.02 to $0.03 of annualized accretion when including the fees

- **Scottsdale Quarter Land Acquisition / JV Termination**
  - Purchased the land for all three phases for $120 million
  - Full control gained through termination of existing JV agreement
  - Closed on the Phase I / II ground in September 2010
    (deal financed through a $70 million non-recourse mortgage)
  - Closed on Phase III ground and JV termination in October 2010
    (deal financed with $12.5 million loan assumption, $3.5 million seller financing)

Strategic Use of Capital in-line with Strategy to Upgrade Portfolio Quality

GRT GRT GRT GRT

Delivering Solid Operating Performance

- **Total occupancy of over 93% at 9/30/10 at the top of our peer group**
- **The 400k square feet of new lease signings in 2010 represents more than a 30% increase over last year**
- **Positive re-leasing spreads in 3rd quarter 2010 of 6% despite challenging environment**
- **NOI growth was positive in 3rd quarter 2010; second consecutive quarter of positive NOI growth**
- **Third quarter comparable store sales up 4.1%**

Delivering Solid Results in Challenging Environment

Forward Focus

- **Continued enhancement of the Company's liquidity and balance sheet position**

- **Complete the leasing of Scottsdale Quarter**

- **Build on "best in class" operating platform**

- **Leverage platform to attract third-party capital to take advantage of opportunities in the acquisition market**

Scottsdale Quarter

- Over 90% of the retail leasing addressed[1] for Phase I / II
- Approximately 80% of the office leasing addressed[1] for Phase I / II
- Total estimated net costs[2] of $315 million for Phase I / II with projected stabilized yield of 6.5% to 7.0%
- Total estimated net costs[2] of $350 million for all three phases with projected stabilized yield of 7.5% to 8.0%

(1) Includes signed leases, letters of intent, and leases out for signature.

(2) Project costs include items such as construction and design costs, tenant improvements, third party leasing commissions, ground lease payments, and land. Costs that are excluded are the allocation of internal costs such as labor, development fees, interest, and taxes.











Scottsdale Quarter
Scottsdale, Arizona

Pearlridge Center

- **Purchased through 80/20% JV on November 1, 2010 (80% Blackstone / 20% Glimcher)**
- **Purchase price was $245 million**
- **Financed with $175 million, five year mortgage at a 4.6% interest rate**
- **Sales of approximately $500 psf**
- **Occupancy approximately 99%**





PEARLRIDGE WEST THEATRES


Pearlridge Center
Honolulu, HI

Dominant Mall Portfolio

- Glimcher's mall portfolio consists of 23 assets in 14 states comprising 20.4 million square feet of GLA

2010 NOI Breakdown*


Trade Dominant
Market Dominant
42%
58%



Core Portfolio*	# of Properties	Mall Store Sales PSF 09/30/10	Mall Store Occupancy 09/30/10
Market Dominant	8	$ 438	94.2%
Trade Area Dominant	14	$ 278	88.0%
	22	$ 354	90.9%

Market Dominant

Jersey Gardens
Lloyd Center (JV)
Mall at Fairfield Commons
The Mall at Johnson City
Pearlridge Center (JV)
Polaris Fashion Place
Scottsdale Quarter
Weberstown Mall
WestShore Plaza (JV)

Trade Area Dominant

Ashland Town Center
Colonial Park Mall
Dayton Mall
Eastland Mall – OH
Grand Central Mall
Indian Mound Mall
Merritt Square
Morgantown Mall
New Towne Mall
Northtown Mall
Puente Hills Mall (JV)
River Valley Mall
Super Mall of the Great NW
Tulsa Promenade (JV)

** Includes joint venture properties, excludes Pearlridge Center*

Tenant Diversity & Lease Expiration

- **Well diversified tenant base**
  - Over 70% of Glimcher's tenants represent <1% of total annualized minimum rent
  - Top 10 mall in-line store tenants comprise approximately 15% of annualized minimum rent
  - Top 10 anchor tenants by GLA comprise less than 9% of annualized minimum rent
- **Manageable near-term lease expiration**
  - Positive re-leasing spreads in YTD 2010 of 4% despite challenging environment

Top Ten Tenants

Mall In-line Stores	Total Ann. Min.
Limited Brands, Inc.	2.5%
Sterling, Inc.	2.1%
Footlocker	1.9%
Gap, Inc.	1.5%
Genesco, Inc.	1.4%
Luxottica Group	1.3%
American Eagle	1.1%
Finish Line, Inc.	1.1%
Zale Corp.	1.1%
Marriott Services USA	1.0%
Total	15.2%

Anchors Stores	% of Total Mall GLA	Total Ann. Min.
Sears Holding Corp.	12.0%	0.9%
JCPenney Company, Inc.	9.6%	1.7%
Macy's, Inc.	8.8%	0.1%
Bon-Ton Department Stores	5.8%	1.8%
Dillard's	2.7%	0.0%
Belk, Inc.	2.2%	0.9%
Bain Capital Partners, Inc.	2.0%	1.7%
Saks, Inc.	1.2%	1.2%
Boscov's Department Store	0.9%	0.0%
Nordstrom, Inc.	0.9%	0.2%
Total	46.2%	8.4%

Lease Expiration Schedule


35%
30%
25%
20%
15%
10%
5%
0%
% of Occupied GLA
% of Total Base Rent
2010
2013
2016
2019

Improving Fundamentals



Leasing Results by Quarter
Square Footage Leased
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Q309
Q409
Q110
Q210
Q310
Volume per Quarter
Anchor
Store
Total



Re-Leasing Spreads - Mall Stores
Percentage Change
16%
14%
12%
10%
8%
6%
4%
2%
0%
FY08
FY09
YTD10
For Period Ended



Mall Store Sales
Annual
Quarterly
Annual Mall Sales psf
$360
$355
$350
$345
$340
$335
$330
$325
$320
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
Growth in Quarterly Store Sales
Q309
Q409
Q110
Q210
Q310
For Quarter Ended



Occupancy Trends
Anchor
Store
Total
95%
94%
93%
92%
91%
90%
89%
88%
Q309
Q409
Q110
Q210
Q310
For Quarter Ended

Manageable Mortgage Debt Maturities

($ in Thousands)

As of September 30, 2010 (with pro-forma updates for Scottsdale Quarter and Pearlridge Center)

Description	Initial Maturity	Extension Option	Interest Rate	2010	2011	2012	2013	2014	2015	2016	2017+
Wholly-Owned Properties											
Ashland Town Center	11/2011		7.25%		$22,586						
Dayton Mall	07/2012		8.27%			$52,091					
Northtown Mall	10/2011	10/2012	6.02%			37,000					
SQ Phase III - Seller Financing	10/2012		6.00%			3,500					
SQ Phase III - Loan Assumption	11/2011	11/2012	5.50%			12,500					
Colonial Park Mall	04/2012	04/2013	3.53%				$42,250				
Polaris Fashion Place	04/2013		5.24%				132,313				
Scottsdale Quarter	05/2011	05/2013	5.94%				128,909				
Polaris Lifestyle Center	02/2012	08/2013	5.58%				23,400				
Morgantown Mall	10/2011	10/2013	6.52%				38,844				
Jersey Gardens	06/2014		4.83%					$147,941			
Mall at Fairfield Commons	11/2014		5.45%					102,235			
SuperMall of the Great Northwest	02/2015		7.54%						$55,809		
Merritt Square	09/2015		5.35%						57,000		
Scottsdale Quarter Fee Interest	10/2015		4.91%						70,000		
River Valley Mall	01/2016		5.65%							$48,951	
Weberstown Mall	06/2016		5.90%							60,000	
Eastland Mall - Columbus	12/2016		5.87%							42,096	
Polaris Towne Center	04/2020		6.76%								$45,826
Mall at Johnson City	05/2020		6.76%								54,841
Grand Central	07/2020		6.05%								44,926
Total - Wholly-Owned Maturities				$0	$22,586	$105,091	$365,716	$250,176	$182,809	$151,047	$145,593
Joint Venture Properties (pro-rata share)											
Tulsa Promenade	03/2011		7.00%		$15,336						
Surprise Town Square	10/2011		5.50%		2,327						
Puente Hills	06/2011	06/2012	3.17%			$23,342					
WestShore Plaza	09/2012		5.09%			35,480					
Lloyd Center	06/2013		5.42%				$49,770				
Pearlridge Center	11/2015		4.60%						$35,000		
Total - Joint Venture Maturities				$0	$17,663	$58,822	$49,770	$0	$35,000	$0	$0
Total - Wholly-Owned and Joint Venture Maturities				$0	$40,249	$163,913	$415,486	$250,176	$217,809	$151,047	$145,593

Schedule assumes exercise of all available extension options and excludes the impact of annual principal amortization.

Conclusion

- Improved liquidity
- Minimal refinancing risk
- Stable and diversified portfolio
- Strong management
- Attractive relative valuation



Apple Grand Opening
Polaris Fashion Place
Columbus, OH